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                                                                   EXHIBIT 10.32

                    THIRTEENTH AMENDMENT TO LOAN INSTRUMENTS

          THIS THIRTEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Thirteenth Amendment"), dated as of January 4, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                    RECITALS

          A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

          B. Borrowers have requested the consent of Lenders to the acquisition by Borrowers of the Property and FCC Licenses of Fairview Communications, Inc., a Pennsylvania corporation, used in the operation of Station WBHT-FM, licensed to Mountain Top, Pennsylvania (the "Thirteenth Amendment Acquisition"). Lenders have agreed to give such consent, subject to the execution of this Thirteenth Amendment and the performance of the terms and conditions set forth below.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. CONSENT TO ACQUISITION AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as SCHEDULE 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Thirteenth Amendment Acquisition. Based on the attached SCHEDULE 1, Lenders hereby consent to the Thirteenth Amendment Acquisition, subject to the satisfaction of the conditions contained in this Thirteenth Amendment.

          2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

          2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Thirteenth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to the Thirteenth Amendment Acquisition and (ii) the Exhibit Amendments applicable to the Thirteenth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

          2.2 USE AGREEMENT. Upon the consummation of the Thirteenth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially

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     similar to the Amended and Restated Use Agreement, reflecting the use by
     CBC of the FCC Licenses acquired in the Thirteenth Amendment Acquisition.

          3. CONDITIONS TO EFFECTIVENESS. This Thirteenth Amendment shall not become effective with respect to the Thirteenth Amendment Acquisition unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Thirteenth Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

          4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Thirteenth Amendment.

          5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Thirteenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

          6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Thirteenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

          7. COUNTERPARTS. This Thirteenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Thirteenth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                        CITADEL BROADCASTING COMPANY,
                                        CITADEL LICENSE, INC. and
                                        CITADEL COMMUNICATIONS CORPORATION,
                                        each a Nevada corporation

                                        By: /s/ Donna L. Heffner
                                            ----------------------------------
                                            Donna L. Heffner
                                            Vice President of each corporation


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                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation, individually and as Agent

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        BANKBOSTON, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        NATIONSBANK OF TEXAS, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        THE BANK OF NEW YORK

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------



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